Exhibit 99.1

Todd Patrick, Chief Executive Officer Brian Varnum, President and Chief Development Officer Steve Martin, Chief Financial Officer As of June 24, 2019 NYSE American: ARMP

2 I This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the expected benefits of the merger between AmpliPhi Biosciences Corporation and C 3 J Therapeutics, Inc . , and acquisition of a synthetic phage platform from Synthetic Genomics, Inc .; the planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; the drug product candidates to be supplied by Armata for clinical trials ; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the protection of intellectual property, including pending and issued patents, in applicable jurisdictions ; the activities to be performed by specific parties in connection with clinical trials or expanded access cases ; the potential use of bacteriophages to treat bacterial infections ; research and development plans ; the development of bacteriophage - based therapies ; the ability to select combinations of phages to formulate product candidates ; the ability to manufacture product candidates ; pursuit of additional indications ; the safety and efficacy of product candidates ; collaborations with third parties and the potential markets and market opportunities for product candidates ; potential market growth ; our partnership with Merck, known as MSD outside of the United States and Canada ; our ability to achieve our company’s vision, including improvements through engineering and success of clinical trials ; our ability to obtain financing on terms and in amounts that are acceptable to us ; our ability to meet anticipated milestones for 2019 and 2020 ; and any statements of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Forward Looking Statement

3 I • Phage discovery and synthetic biology yield robust pipeline – Phase 1/2 ready S. aureus phage product candidate – P. aeruginosa phage product candidates • Pneumonia and cystic fibrosis phage product candidates identified • Synthetic phage with improved pharmacology engineered – Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent • Phage - specific GMP drug manufacturing facilities – In - house manufacturing offers cost efficiency and speed to clinic – In - house formulation provides flexible approach to product form • Strong Board and Executive leadership team – Seasoned drug development team – Successful track record in capital raises, M&A, and exits • Sound capital structure – $16 million cash at May 9 th merger Closing – Traded on NYSE American: ARMP Investment Highlights A World - Leader in Phage Therapeutics

4 I Armata Stands on Long History of Phage Development M&A Yields Leading Phage Company Biocontrol Ltd. Pre - IND S. aureus and P. aeruginosa phage SGI Asset Acquisition Synthetic phage platform ▪ Pseudomonas program ▪ Pharma partnered program GMP Facility 25 MDR Cases Under EIND Targeted Antimicrobial Clinical Trials GMP Facility Novolytics Ltd.

5 I Leadership and Board of Directors Diverse Public Company Drug Development Expertise Management Todd R. Patrick CEO Steve Martin CFO Brian Varnum President and CDO Duane Morris VP, Operations Board of Directors Richard Bastiani Chair Joseph M. Patti Richard Bear Michael S. Perry Jeremy Curnock Cook Todd R. Patrick H. Stewart Parker Syntex Syntex

6 I Unmet Need in Antibiotic Resistant Infections Phages May Provide a Powerful Solution to an Urgent Public Health Threat

7 I Bacteriophages Infection Yields Progeny and Results in Bacterial Lysis Source: Prescott Harley Klein’s Microbiology, 7th Ed. • The most ubiquitous organisms on Earth • Natural predators of bacteria • Highly targeted • Prior history as therapeutic agent – Antibiotics displaced phage use • Drug - resistant threat revitalized phage use

8 I Deadly Infections Successfully Treated With Phage

9 I Phage Therapy Now And In the Future Compelling Attributes of Phage • Life - changing outcomes in EIND cases – Sufficient proof to advance to formal clinical trials • Highly specific bactericidal agents – Minimal disruption of microbiome • Mechanism of action distinct from antibiotics • Replication at site of infection • Formulation versatility, treatment flexibility Armata’s Vision • Improvements through engineering – Expanded host range – Improved biofilm disruption – Preventing emergence of resistance – Phage Dx to identify treatable patients – IP for best - in - class therapeutics • Delivering proof on the promise – Randomized clinical trials providing rigorous proof of efficacy Moving Phage Into Formal Trials and Towards Commercialization

10 I Pipeline Multiple Opportunities for Value Creation Pathogen Indications Discovery Preclinical Phase 1 Phase 2 Staphylococcus aureus Bacteremia Pseudomonas aeruginosa Respiratory Undisclosed Undisclosed Partnered AP - SA01 Phage libraries to address market expansion and new indications

11 I AP - SA01 Phage Product Candidate Targeting S. aureus Drug product 3 phages Covers >95% of S. aureus clinical isolates, including multidrug - resistant isolates Human dosing (US FDA: EIND; Aust TGA: SAS) 15 patients with serious infections not responding to antibiotics • Bacteremia, endocarditis, ventilator - associated pneumonia, periprosthetic joint infection IV administration well tolerated Investigator assessment indicates high degree of treatment success

12 I Advanced Through Pre - IND Meeting • Highlighted prior human exposure under expanded access programs in U.S. and Australia • General agreement on proposed trial designs (Phase 1/2) • Nonclinical data not required; in line with FDA’s flexible approach to non - traditional antimicrobials Phase 1/2 Bacteremia Study • KOLs engaged; study protocol being finalized • CRO bidding initiated • Non - dilutive financing opportunity advancing AP - SA01: Regulatory and Clinical Status Source: Twitter Sept. 16, 2018

13 I S. aureus Bacteremia • 1.5 million Americans develop bacteremia each year resulting in ~250,000 deaths 1 • 1 in 3 patients who die in hospital have bacteremia 1 • The most costly condition treated at U.S. hospitals; ~$24 billion annually 2 • S. aureus is the second most common pathogen associated with bacteremia – 150,000 cases per year – 30,000 deaths 3,4 1. CDC Data & Reports. https://www.cdc.gov/sepsis/datareports/index.html. Updated August 25, 2017. 2. Agency for Healthcare Research and Quality Healthcare Cost and Utilization Project Statistical Brief No. 204. May 2016 3. Savage R. et al. 2016. CMAJ Open DOI:10.9778/cmajo.20160074 \ 4. Bassetti M et al. 2017. PLoS ONE; 12(2): e0170236 27.8% 5.0% 6.0% 6.6% 7.6% 8.3% 11.0% 12.4% 15.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% OTHER PSEUDOMONAS STREPTOCOCCUS CANDIDA SPP. KLEBSIELLA SPP. COAGULASE ENTEROCOCCUS S. AUREUS ESCHERICHIA COLI

Pseudomonas Phage Respiratory Development Strategy

Significant Medical Need and Synergy With Existing *S. aureus* Phage Product

Pseudomonas aeruginosa

- Covers ~20% of hospitalized pneumonia
- Present in ~70% of chronic CF patients over age 25
  - Major predictor of morbidity, mortality

Staphylococcus aureus

- Covers ~30-40% of hospitalized pneumonia
  - 50% MRSA
- Present in 50-80% of CF patients
  - MRSA infection associated with decreased survival



E. coli
A. baumannii
K. pneumoniae
P. aeruginosa
S. aureus
Enterobacter spp.
Other
>50% HAP/VAP/HCAP



CF Lung Infections: Prevalence of Infecting Organisms Over Time
Percentage of individuals
Age (years)
<2
2 to 5
6 to 10
11 to 17
18 to 24
25 to 34
35 to 44
≥45
P. aeruginosa
S. aureus
MRSA
MDR-PA

14 I

ARMATA PHARMACEUTICALS

15 I Pseudomonas Phage Product Candidate Phage discovery effort provide basis for engineering Phage families with attractive attributes identified Cocktails developed for pneumonia and cystic fibrosis Engineer super fit phage Incorporating best attributes from a family Improved bactericidal and biofilm activity Engineer phage - based diagnostic Rapid test identifies treatable patients Biofilm Eradication Natural Synthetic 0 20 40 60 80 100 E r a d i c a t i o n ( % ) Sensitivity Screening Assay

16 I • Liquid formulation for first - in - human trial – Suitable for IV and inhalation • Successful manufacturing of first 2 Pseudomonas phage – GMP lots at intended Phase 1 scale Pseudomonas Phage Production and Formulation Utilizing Armata’s Proprietary Phage - Specific GMP Test Specification Phage 1 Phage 2 Potency (PFU/mL) ≥1 x 10 9 1.76 x 10 9 1.79 x 10 9 Endotoxin (EU/mL) ≤100 0.25 2.5 Sterility No growth No growth No growth

17 I Strong Global IP Position Through Pending and Issued Patents 12 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiries through 2038 Armata’s patents and applications cover: Lead therapeutic phage cocktails (Staphylococcus and Pseudomonas) and uses thereof Composition of a synthetically engineered P. aeruginosa phage Compositions of and methods for in vitro viral genome engineering Phage combinations for treating biofilm infections Co - treatment with phages and antibiotics Methods to design therapeutic combination panels of bacteriophage Bacteriophage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 9 11 R.O.W. 47 18

18 I AP - SA01 • Initiate Phase 1/2 clinical study in bacteremia Pseudomonas phage product candidate • Conduct Pre - IND meeting and file IND • Initiate first - in - human clinical study Anticipated Milestones 2019/2020

19 I Investment Highlights A World - Leader in Phage Therapeutics Lead candidate, AP - SA01, positioned to enter clinical development Natural phage discovery and synthetic biology yield robust pipeline Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent Phage - specific GMP drug manufacturing facilities Strong Board and Executive leadership team Sound capital structure with $16 million cash at May 9 th merger Closing